Exhibit 10.1

175 Water Street
27th Floor
New York, NY  10038

Chartis Property Casualty Company
Chartis Insurance Company of Canada
American Home Assurance Company
Commerce and Industry Insurance Company
Granite State Insurance Company
Lexington Insurance Company
National Union Fire Insurance Company of Pittsburgh, Pa.
New Hampshire Insurance Company
The Insurance Company of the State of Pennsylvania

AMENDMENT NO. 1 TO AGREEMENT OF INDEMNITY

Amendment No. 1 to Agreement of Indemnity (the “Amendment”), made and entered into this 16th day of August, 2012.  To be attached to and form part of the Agreement of Indemnity, dated May 7, 2010 (the “Agreement of Indemnity”) between Integrated Electrical Services, Inc. and the companies listed on Exhibit A attached hereto or any of their present or future subsidiaries or affiliates including, but not limited to, any Limited Liability Company (LLC), whether alone or in joint venture with others not named herein, and any corporation, partnership, or person upon its written request, (hereinafter called the Principal) and the companies listed on Exhibit B attached hereto (collectively, and together with the Principal, hereinafter called the Indemnitors) and Chartis Property Casualty Company, Chartis Insurance Company of Canada, American Home Assurance Company, Commerce & Industry Insurance Company, Granite State Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company and The Insurance Company of the State of Pennsylvania , and any and all affiliates, subsidiaries, successors and assigns thereof, hereinafter individually and collectively referred to as “SUERTY”.

AMENDMENT

Nineteenth section of the Agreement of Indemnity is hereby amended by deleting the words “certain Loan and Security Agreement dated May12, 2006, among Integrated Electrical Services, Inc. and the subsidiaries of Integrated Electrical Services, Inc. (as Borrowers), the lenders party thereto, Bank of America, N.A. (as Lender Agent)” and substituting therefore the words “certain Credit and Security Agreement dated August 9, 2012 by and among Integrated Electrical Services, Inc., IES Commercial & Industrial, LLC., IES Commercial, Inc., IES Management, LP, IES Management ROO, LP, IES Purchasing & Materials, Inc., IES Residential, Integrated Electrical Finance, Inc. (as Borrows) and IES Consolidation, LLC., IES Properties, Inc., IES Shared Services, Inc. IES Tangible Properties, Inc., Key Electrical Supply, Inc., IES Operations Group, Inc., ICS Holdings LLC ( as Guarantors) and Wells Fargo Bank, National Association (as Lender)”

Twenty-Second section is hereby amended by deleting the words “Intercreditor Agreement dated as of May ___, 2010 (the “Intercreditor Agreement”), by and between National Union Fire Insurance Company of Pittsburgh, Pa., its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns and BANK OF AMERICA, N.A., as lender and as lender agent on behalf of the other Lenders” and substituted therefore the words “Intercreditor Agreement dated as of August 16, 2012 (the “Intercreditor Agreement”), by and between National Union Fire Insurance Company of Pittsburgh, Pa., its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns(individually and collectively “Surety”), and Wells Fargo Bank, National Association, a national banking association (hereinafter, “Lender”)

The TWENTY-SECOND paragraph in the Miscellaneous Section is stricken and replaced by “TWENTY-FIFTH: This Agreement may not be changed or modified orally.  No change or modification shall be effective unless made by written endorsement executed to form a part hereof.”

FULL FORCE AND EFFECT

The Indemnitors hereunder acknowledge and agree that, except as specifically modified by this Amendment, the terms and provisions of the Agreement of Indemnity shall remain in full force and effect.  This Amendment shall take effect as of the day and year first written above.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned expressly recognize and covenant that this Agreement is a continuing obligation applying to and indemnifying the Surety as to any and all bonds heretofore or hereinafter executed by the Surety on behalf of the principal until this Indemnity Agreement shall be terminated.

INDEMNITORS and PRINCIPAL:

INTEGRATED ELECTRICAL SERVICES, INC.
Attest: /s/ William L. Fiedler	By: /s/ Robert W. Lewey
(Please Print or Type Name and Title Below) William L. Fiedler, Secretary	(Please Print or Type Name and Title Below) Robert W. Lewey, Senior Vice President

IES RESIDENTIAL, INC.
IES COMMERCIAL, INC.
IES COMMERCIAL & INDUSTRIAL, LLC
IES PROPERTIES, INC.
IES TANGIBLE PROPERTIES, INC.
IES PURCHASING & MATERIALS, INC.
IES CONSOLIDATION, LLC
IES SHARED SERVICES, INC.
IES OPERATIONS GROUP, INC.
ICS HOLDINGS LLC
INTEGRATED ELECTRICAL FINANCE, INC.
KEY ELECTRICAL SUPPLY, INC.
THOMAS POPP & COMPANY
Attest: /s/ William L. Fiedler	By: /s/ Robert W. Lewey
(Please Print or Type Name and Title Below) William L. Fiedler, Secretary	(Please Print or Type Name and Title Below) Robert W. Lewey, Vice President

IES MANAGEMENT ROO, LP

By: IES OPERATIONS GROUP, INC.
Its General Partner
Attest: /s/ William L. Fiedler	By: /s/ Robert W. Lewey
(Please Print or Type Name and Title Below) William L. Fiedler, Secretary	(Please Print or Type Name and Title Below) Robert W. Lewey, Vice President

IES MANAGEMENT LP

By: INTEGRATED ELECTRICAL FINANCE, INC.
Its General Partner
Attest: /s/ William L. Fiedler	By: /s/ Robert W. Lewey
(Please Print or Type Name and Title Below) William L. Fiedler, Secretary	(Please Print or Type Name and Title Below) Robert W. Lewey, Vice President

PARTNERSHIP ACKNOWLEDGMENT

STATE OF TEXAS
COUNTY OF HARRIS

On this 16th day of August, 2012, before me personally appeared Robert W. Lewey, to me known and known to me to be a member of the firm of IES Management ROO, LP by IES Operations Group, Inc., its General Partner, described in and who executed the foregoing instrument, and he thereupon acknowledged to me that he executed the same as and for the act and deed of the said firm.

Notary Public
Commission Expires

STATE OF TEXAS
COUNTY OF HARRIS

On this 16th day of August, 2012, before me personally appeared Robert W. Lewey, to me known and known to me to be a member of the firm of IES Management, LP by Integrated Electrical Finance, Inc., its General Partner, described in and who executed the foregoing instrument, and he thereupon acknowledged to me that he executed the same as and for the act and deed of the said firm..

Notary Public
Commission Expires

CORPORATE ACKNOWLEDGMENT

STATE OF TEXAS
COUNTY OF HARRIS

On this 16th day of August, 2012, before me personally appeared Robert W. Lewey, to me known to be the Senior Vice President  of Integrated Electrical Services, Inc., the corporation executing the above instrument, and acknowledged said instruments to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said corporation and that said instrument was executed by order of the Board of Directors of said corporation.

Notary Public
Commission Expires

CORPORATE ACKNOWLEDGMENT

STATE OF TEXAS
COUNTY OF HARRIS

On this 16th day of August, 2012, before me personally appeared Robert W. Lewey, to me known to be the Vice President of IES Residential, Inc., IES Commercial, Inc., IES Commercial & Industrial, LLC, IES Properties, Inc., IES Tangible Properties, Inc., IES Purchasing & Materials, Inc., IES Consolidation, LLC, IES Shared Services, Inc., IES Operations Group, Inc., ICS Holdings LLC, Integrated Electrical Finance, Inc., Key Electrical Supply, Inc. and Thomas Popp & Company, Inc., the corporation executing the above instrument, and acknowledged said instruments to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said corporation and that said instrument was executed by order of the Board of Directors of said corporation.

Notary Public
Commission Expires

Exhibit A

PRINCIPALS

Indemnitor	Employer Identification Number	Address
IES Commercial, Inc.	16-1664197	5433 Westheimer, Suite 500 Houston, TX 77027
IES Commercial & Industrial, LLC	45-2010815	5433 Westheimer, Suite 500 Houston, TX 77027
IES Consolidation LLC	26-0733980	5433 Westheimer, Suite 500 Houston, TX 77027
ICS Holdings LLC	04-3781605	5433 Westheimer, Suite 500 Houston, TX 77027
IES Management, LP	76-0569183	5433 Westheimer, Suite 500 Houston, TX 77027
IES Management ROO, LP	52-2114914	5433 Westheimer, Suite 500 Houston, TX 77027
IES Properties Inc.	76-0699590	5433 Westheimer, Suite 500 Houston, TX 77027
IES Purchasing & Materials, Inc.	26-0655043	5433 Westheimer, Suite 500 Houston, TX 77027
IES Residential, Inc.	74-1774028	5433 Westheimer, Suite 500 Houston, TX 77027
IES Shared Services, Inc.	26-0655112	5433 Westheimer, Suite 500 Houston, TX 77027
IES Tangible Properties, Inc.	26-0656949	5433 Westheimer, Suite 500 Houston, TX 77027
Integrated Electrical Finance, Inc.	76-0559059	5433 Westheimer, Suite 500 Houston, TX 77027
Integrated Electrical Services, Inc.	76-0542208	5433 Westheimer, Suite 500 Houston, TX 77027
Key Electrical Supply, Inc.	76-0285442	5433 Westheimer, Suite 500 Houston, TX 77027
IES Operations Group, Inc.	52-2110684	5433 Westheimer, Suite 500 Houston, TX 77027
Thomas Popp & Company	31-1112666	5433 Westheimer, Suite 500 Houston, TX 77027

Exhibit B

INDEMNITORS

Indemnitor	Employer Identification Number	Address
IES Commercial, Inc.	16-1664197	5433 Westheimer, Suite 500 Houston, TX 77027
IES Commercial & Industrial, LLC	45-2010815	5433 Westheimer, Suite 500 Houston, TX 77027
IES Consolidation LLC	26-0733980	5433 Westheimer, Suite 500 Houston, TX 77027
ICS Holdings LLC	04-3781605	5433 Westheimer, Suite 500 Houston, TX 77027
IES Management, LP	76-0569183	5433 Westheimer, Suite 500 Houston, TX 77027
IES Management ROO, LP	52-2114914	5433 Westheimer, Suite 500 Houston, TX 77027
IES Properties Inc.	76-0699590	5433 Westheimer, Suite 500 Houston, TX 77027
IES Purchasing & Materials, Inc.	26-0655043	5433 Westheimer, Suite 500 Houston, TX 77027
IES Residential, Inc.	74-1774028	5433 Westheimer, Suite 500 Houston, TX 77027
IES Shared Services, Inc.	26-0655112	5433 Westheimer, Suite 500 Houston, TX 77027
IES Tangible Properties, Inc.	26-0656949	5433 Westheimer, Suite 500 Houston, TX 77027
Integrated Electrical Finance, Inc.	76-0559059	5433 Westheimer, Suite 500 Houston, TX 77027
Integrated Electrical Services, Inc.	76-0542208	5433 Westheimer, Suite 500 Houston, TX 77027
Key Electrical Supply, Inc.	76-0285442	5433 Westheimer, Suite 500 Houston, TX 77027
IES Operations Group, Inc.	52-2110684	5433 Westheimer, Suite 500 Houston, TX 77027
Thomas Popp & Company	31-1112666	5433 Westheimer, Suite 500 Houston, TX 77027

COPY OF RESOLUTION OF BOARD OF DIRECTORS AUTHORIZING CORPORATE INDEMNITY OR SUBORDINATION

The following Preamble and Resolution were adopted by the Board of Directors of IES Residential, Inc., IES Commercial, Inc., IES Commercial & Industrial, LLC, IES Properties, Inc., IES Tangible Properties, Inc., IES Purchasing & Materials, Inc., IES Consolidation, LLC, IES Shared Services, Inc., IES Operations, Group, Inc., ICS Holdings LLC, Integrated Electrical Finance, Inc., Key Electrical Supply, Inc., and Thomas Popp & Company, Inc. (hererinafter collectively called “Corporation”), by unanimous consent pursuant to the laws of their respective States of incorporation;

" WHEREAS, this Corporation is materially interested through ownership or other interest in transactions pertaining to the general conduct of its business, including but not limited to various contracts or agreements in connection with the Corporation, whether alone or in joint venture with others not named herein (and/or any other corporation, partnership or person upon written request of the corporation) has applied or will apply to any of Chartis Property Casualty Company, Chartis Insurance Company of Canada, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, PA., New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania and any and all affiliates, subsidiaries, successors and assigns thereof (hereinafter individually and collectively called Surety), for certain bonds or undertakings of whatever kind or nature; and

"WHEREAS, the Surety is willing to execute such bonds or undertakings as Surety upon the written Indemnity of this Corporation and/or written subordination of moneys owed to this Corporation."

RESOLVED, that Robert W. Lewey, Vice President, be and they are hereby authorized and empowered, at any time prior or subsequent to the execution by said Surety of any such bonds or undertakings, to execute any and all indemnity agreements and  amendments thereto or subordination agreements or agreements; and to execute any other or further agreements relating to any such bonds or undertakings or to any collateral that may have been deposited with the Surety in connection therewith; and to take any and all other actions that may be requested or required by the Surety; and that any and all actions previously taken by the said officers of the kind and nature above described be and they are hereby ratified and accepted."

I, _William L. Fiedler, Secretary of IES Residential, Inc., IES Commercial, Inc., IES Commercial & Industrial, LLC, IES Properties, Inc., IES Tangible Properties, Inc., IES Purchasing & Materials, Inc., IES Consolidation, LLC, IES Shared Services, Inc., IES Operations, Group, Inc., ICS Holdings LLC, Integrated Electrical Finance, Inc., Key Electrical Supply, Inc., and Thomas Popp & Company, Inc. (hererinafter collectively called “Corporation”) have compared the foregoing preamble and resolution with the original thereof, as recorded in the Minute Book of said Corporation, and do certify that the same are correct and true transcripts therefrom, and of the whole of said original preambles and resolutions, which may have been amended, and are still in full force and effect.

Given under my hand and the seal of the Corporation, in the City of Houston, State of Texas, this 16th day of August, 2010.

/s/ William L. Fiedler

William L. Fiedler, Secretary
IES Residential, Inc.
IES Commercial, Inc.
IES Commercial & Industrial, LLC
IES Properties, Inc.
IES Tangible Properties, Inc.
IES Purchasing & Materials, Inc.
IES Consolidation, LLC
IES Shared Services, Inc.
IES Operations Group, Inc.
ICS Holdings LLC
Integrated Electrical Finance, Inc.
Key Electrical Supply, Inc.
Thomas Popp & Company, Inc.

COPY OF RESOLUTION OF BOARD OF DIRECTORS AUTHORIZING CORPORATE INDEMNITY OR SUBORDINATION

At a regular meeting of the Board of Directors of Integrated Electrical Services, Inc. (hererinafter called “Corporation”), duly called and held on the 9th day of August, 2012, a quorum being present, the following Preamble and Resolution were adopted:

" WHEREAS, this Corporation is materially interested through ownership or other interest in transactions pertaining to the general conduct of its business, including but not limited to various contracts or agreements in connection with which Integrated Electrical Services, Inc. and the companies listed on Exhibit A attached hereto or any present or future affiliate, subsidiary or any affiliate or subsidiary of either an affiliate or subsidiary, of Integrated Electrical Services, Inc. and the companies listed on Exhibit A attached hereto, whether alone or in joint venture with others not named herein (and/or any other corporation, partnership or person upon written request of the corporation) has applied or will apply to any of Chartis Property Casualty Company, Chartis Insurance Company of Canada, American Home Assurance Company, Commerce and Industry Insurance Company, Granite State Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Pittsburgh, PA., New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania and any and all affiliates, subsidiaries, successors and assigns thereof (hereinafter individually and collectively called Surety), for certain bonds or undertakings of whatever kind or nature; and

"WHEREAS, the Surety is willing to execute such bonds or undertakings as Surety upon the written Indemnity of this Corporation and/or written subordination of moneys owed to this Corporation."

Resolved, that Robert W. Lewey, Senior Vice President, be and they are hereby authorized and empowered, at any time prior or subsequent to the execution by said Surety of any such bonds or undertakings, to execute any and all indemnity agreements and  amendments thereto or subordination agreements or agreements; and to execute any other or further agreements relating to any such bonds or undertakings or to any collateral that may have been deposited with the Surety in connection therewith; and to take any and all other actions that may be requested or required by the Surety; and that any and all actions previously taken by the said officers of the kind and nature above described be and they are hereby ratified and accepted."

I, William L. Fiedler, Secretary of Integrated Electrical Services, Inc. have compared the foregoing preamble and resolution with the original thereof, as recorded in the Minute Book of said Corporation, and do certify that the same are correct and true transcripts therefrom, and of the whole of said original preambles and resolutions, which may have been amended, and are still in full force and effect.

Given under my hand and the seal of the Corporation, in the City of Houston, State of Texas, this 16th day of August, 2012.

/s/ William L. Fiedler
William L. Fiedler, Secretary Integrated Electrical Services, Inc.